                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 33-46049


                                                PROSPECTUS - FEBRUARY 8, 2000

MORGAN STANLEY DEAN WITTER

              ----------------------------------------------------------------

                                          NORTH AMERICAN GOVERNMENT INCOME TRUST












                                        A MUTUAL FUND THAT SEEKS TO EARN A HIGH
                                      LEVEL OF CURRENT INCOME WHILE MAINTAINING
                                         RELATIVELY LOW VOLATILITY OF PRINCIPAL



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective ....................................... 1
                            Principal Investment Strategies ............................ 1
                            Principal Risks ............................................ 3
                            Past Performance ................................. ......... 7
                            Fees and Expenses .......................................... 8
                            Additional Investment Strategy Information ................. 8
                            Additional Risk Information ................................ 9
                            Fund Management ............................................10
                            Legal Proceedings ..........................................11
Shareholder Information     Pricing Fund Shares ........................................12
                            How to Buy Shares ..........................................12
                            How to Exchange Shares .....................................14
                            How to Sell Shares .........................................16
                            Distributions ..............................................17
                            Tax Consequences ...........................................18
Financial Highlights        ............................................................19
Our Family of Funds         ............................................ Inside Back Cover


                            This Prospectus contains important information about the Fund.
                            Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]


          INVESTMENT OBJECTIVE
--------------------------------
          Morgan Stanley Dean Witter North American Government Income Trust (the "Fund") seeks to earn a high level of current income while maintaining relatively low volatility of principal.




[GRAPHIC OMITTED]


[sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[endsidebar]


          PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------

          The Fund will normally invest at least 65% of its total assets in fixed-income securities issued or guaranteed by the United States, Canadian or Mexican governments, their subdivisions, agencies or instrumentalities. These securities are referred to generally as "government securities." In the case of the United States and Canada, a substantial portion of these securities will be mortgage-backed securities.


          The Fund will normally invest at least 50% of its assets in U.S. government securities, and no more than 25% each in Canadian or Mexican government securities. The Fund will invest in fixed-income securities that are investment grade; the Fund's investments in Canadian government securities, however, will be rated at least A by Moody's Investors Services Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Fund's "Sub-Advisor," TCW Investment Management Company.


          The Sub-Advisor will allocate Fund assets among the three countries based on its analysis of market, economic and political conditions in those countries. When deciding whether to buy, hold or sell a security for the Fund, the Sub-Advisor will consider various factors, such as changes in interest rates and currency exchange rates, to attempt to take advantage of favorable investment opportunities in each country. The Sub-Advisor expects that, under normal circumstances, the weighted average maturity (or period until the next time the interest rate is reset) of the Fund's investment securities will be no greater than 3 years. In addition, the Fund will purchase Mexican government securities that have remaining maturities of one year or less.


          Mortgage-Backed Securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

          The U.S. mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). GNMA certificates are backed by the "full faith and credit" of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury.


          Collateralized Mortgage Obligations. The Fund may invest in "CMOs" -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.


          Inverse Floaters. The Fund may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.


          Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).


          Other Securities. The Fund may invest up to 35% of its assets in securities that are not government securities. This group of securities also will be issued by U.S., Canadian or Mexican issuers and may include corporate debt securities and securities backed by other assets, such as automobile or credit card receivables or home equity loans. They are rated at least Aa by Moody's or AA by S&P or, if not rated, determined to be of comparable quality by the Sub-Advisor.


          Fixed-income securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.


          In addition, the Fund may invest in futures, options, reverse repurchase agreements and dollar rolls.


          In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading or investment strategies while not using others.



[GRAPHIC OMITTED]


      PRINCIPAL RISKS
--------------------------
          There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


          Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, these securities may have speculative characteristics.


          Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially.


          Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


          Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Sub-Advisor, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Fund may invest may be more volatile and less liquid than other traditional types of debt securities. The Fund may be subject to a risk referred to as "extension risk," which is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This risk may effectively change a security that was short or intermediate term into a long term security. Long term securities generally drop in value more dramatically when the general level of interest rates goes up.


          CMOs. Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.


          Inverse Floaters. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. The value of some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.


          Stripped Mortgage-Backed Securities. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.


          Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


          Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign issuers, in general, are not subject to the regulatory requirements of U.S. issuers and, as such, there may be less publicly available information about these issuers. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


          Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.


          The Mexican securities in which the Fund may invest are issued by a developing country. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss than securities of companies located in developed countries.


          Canadian and Mexican Securities. The Canadian debt securities market is significantly smaller than the U.S. debt securities market. In particular, the Canadian mortgage-backed securities market is of recent origin, and, although continued growth is anticipated, is less well developed and less liquid than its U.S. counterpart.


          Because the Fund intends to invest in Mexican debt instruments, investors in the Fund should be aware of certain special considerations associated with investing in debt obligations of the Mexican government.


          The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations, including those in which the Fund invests. Mexico is currently a major debtor nation (among developing countries) to commercial banks and foreign governments.


          The value of the Fund's investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent rates of inflation which have exceeded the rates of inflation in the U.S. and Canada. The Fund can provide no assurance that future developments in the Mexican economy will not impair the Fund's investment flexibility, operations or ability to achieve its investment objective.


          Non-Diversified Status. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual governmental entity. Thus, the Fund's assets may be invested in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree. The Fund's investments, however, are currently diversified and may remain diversified in the future.


          Other Risks. The performance of the Fund also will depend on whether the Sub-Advisor is successful in pursuing the Fund's investment strategy. In addition, the Fund is subject to other risks from its permissible investments including those risks associated with futures, options and reverse repurchase agreements and dollar rolls. For information about these risks, see the "Additional Risk Information" section.

          Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]


          PAST PERFORMANCE
----------------------------
          The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 7 calendar years.
[endsidebar]


                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

          1993      8.11%
          '94     -15.59%
          '95      16.00%
          '96       4.01%
          '97       7.89%
          '98       6.75%
          '99       2.35%

          During the periods shown in the bar chart, the highest return for a calendar quarter was 5.65% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -10.51% (quarter ended December 31, 1994).

[sidebar]
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time.
[endsidebar]

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                                               LIFE OF FUND
                              PAST 1 YEAR    PAST 5 YEARS     (SINCE 7/31/92)
--------------------------------------------------------------------------------
  Morgan Stanley Dean Witter
  North American Government
  Income Trust                   2.35%           7.30%            4.05%
--------------------------------------------------------------------------------
  Lehman Brothers Short (1-5)
  U.S. Government Index(1)       1.96%           6.74%            5.60%
--------------------------------------------------------------------------------

(1) The Lehman Brothers Short (1-5) U.S. Government Index measures the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]


          FEES AND EXPENSES
-----------------------------
          The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not impose any initial or deferred sales charges and does not charge account or exchange fees.

[sidebar]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended October 31, 1999.
[endsidebar]


ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
Management fee                                  0.65%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees           0.73%
--------------------------------------------------------------------------------
Other expenses                                  0.43%
--------------------------------------------------------------------------------
Total annual Fund operating expenses            1.81%
--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

          The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions

          1 YEAR   3 YEARS    5 YEARS   10 YEARS
------------------------------------------------
           $184     $569      $980       $2,127
------------------------------------------------

          Long-term shareholders may pay more in distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.


[GRAPHIC OMITTED]


          ADDITIONAL INVESTMENT STRATEGY INFORMATION
---------------------------------------------------------
          This section provides additional information relating to the Fund's principal investment strategies.


          Options and Futures. The Fund may invest in put and call options and futures with respect to financial instruments and interest rate indexes. The Fund may use options and futures to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to a bond market, to generate income or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


          Reverse Repurchase Agreements and Dollar Rolls. The Fund may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date.


          Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


          The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.




[GRAPHIC OMITTED]


          ADDITIONAL RISK INFORMATION
----------------------------------------
          This section provides additional information relating to the principal risks of investing in the Fund.


          Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject it to certain risks. The Investment Manager's or Sub-Advisor's predictions of movements in the direction of the stock, bond or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


          Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.




[GRAPHIC OMITTED]

[sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of December 31, 1999.
[endsidebar]


          FUND MANAGEMENT
----------------------------

          Effective June 28, 1999, the Fund retained the Investment Manager - Morgan Stanley Dean Witter Advisors Inc. - to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor - TCW Investment Management Company - to invest the Funds assets, including the placing of orders for the purchase and sale of portfolio securities. Prior to June 28, 1999, TCW Investment Management Company acted as the Fund's advisor and Morgan Stanley Dean Witter Services Company Inc., a wholly-owned subsidiary of the Investment Manager, served as the Fund's manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

          The Sub-Advisor, together with its affiliated companies, manages approximately $70 billion primarily for institutional investors. The Sub-Advisor is a wholly-owned subsidiary of TCW Group, Inc., whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor's main business office is located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

          Philip A. Barach and Jeffrey E. Gundlach, Group Managing Directors of the Sub-Advisor and Frederick H. Horton, Managing Director of the Sub-Advisor, are the Fund's primary portfolio managers, and, with the exception of Mr. Horton, have been so since the Fund's inception in July 1992. Mr. Horton has been a primary portfolio manager of the Fund since December, 1994. Messrs. Barach, Gundlach and Horton have each been portfolio managers with affiliates of the Sub-Advisor for over five years.

          The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of this fee. For the fiscal period November 1, 1998 through June 25, 1999, the Fund accrued aggregate total compensation to Morgan Stanley Dean Witter Services Company Inc. (at that time the Fund's manager) and TCW Investment Management Company (at that time acting as the Fund's advisor, rather than sub-advisor) in the amount of 0.65% of the Fund's average daily net assets (0.39% to Morgan Stanley Dean Witter Services Company Inc. and 0.26% to TCW Investment Management Company). For the fiscal period June 28, 1999 through October 31, 1999 the Fund accrued aggregate total compensation to the Investment Manager in the amount of 0.65% of the Fund's average daily net assets on an annualized basis.




[GRAPHIC OMITTED]


          LEGAL PROCEEDINGS
-----------------------------
          Several class action lawsuits, which have been consolidated, were instituted in 1995 in the United States District Court, in New York, against the Fund, some of its Trustees and officers, its underwriter and distributor, the Sub-Advisor, the former manager, and other defendants, by certain shareholders of the Fund. The consolidated amended complaint asserts claims under the Securities Act of 1933 and generally alleges that the defendants made inadequate and misleading disclosures in the prospectuses for the Fund, in particular as such disclosures relate to the nature and risks of the Fund's investments in mortgage-backed securities and Mexican securities. The plaintiffs also challenge certain fees paid by the Fund as excessive. Damages are sought in an unspecified amount.


          All defendants moved to dismiss the consolidated amended complaint, and on May 8, 1996 the motions to dismiss were denied. The defendants moved for reargument and on August 28, 1996 the Court issued a second opinion which granted the motion to dismiss in part. On December 4, 1996, the defendants filed a renewed motion to dismiss which was denied by the Court on November 20, 1997. The Court has also certified a plaintiff class pursuant to the Federal Rules of Civil Procedure. On January 19, 2000, the court preliminarily approved a stipulation of settlement disposing of the litigation, subject to a hearing on the fairness of the settlement scheduled for April 2000. The Sub-Advisor and the Investment Manager believe that the litigation will not have a material adverse effect on their ability to perform under their respective agreements with the Fund or a material adverse effect on the Fund and its shareholders.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


          PRICING FUND SHARES
-------------------------------
          The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

          The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

          The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily trading in foreign markets, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

          An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

[sidebar]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdw.com/individual/funds
[endsidebar]

          HOW TO BUY SHARES
------------------------------
          You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


          When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[sidebar]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
[endsidebar]



MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                            MINIMUM INVESTMENT
                                                          ----------------------
INVESTMENT OPTIONS                                        INITIAL    ADDITIONAL
--------------------------------------------------------------------------------
Regular accounts                                          $1,000        $100
--------------------------------------------------------------------------------
Individual Retirement Accounts:        Regular IRAs       $1,000        $100
                                       Education IRAs     $500          $100
--------------------------------------------------------------------------------
EasyInvest(SM)
(Automatically from your
checking or savings account
or Money Market Fund)                                     $100*         $100*
--------------------------------------------------------------------------------
* Provided your schedule of investments totals $1,000 in twelve months.

          There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

          Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

          o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).

          o Make out a check for the total amount payable to: Morgan Stanley Dean Witter North American Government Income Trust.

          o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

          PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees of up to 0.75% for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC OMITTED]

          HOW TO EXCHANGE SHARES
------------------------------------
          Permissible Fund Exchanges. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Dean Witter Funds if your Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of a No-Load Fund, a Money Market Fund or Short-Term U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.


          See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund. An exchange privilege account also may be maintained for you if you acquired Fund shares in exchange for shares of various Morgan Stanley Dean Witter Funds that were formerly part of the TCW/DW family of funds.


          The current Prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


          Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
          (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


          An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


          The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

          Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

          Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


          Exchanging Shares of Another Fund Subject to a Contingent Deferred Sales Charge ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Dean Witter Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the Prospectus of the Fund that charges the CDSC for more details.


          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


          Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

          You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


          Limitations on Exchanges. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.


          For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
          (800) 869-NEWS.

[GRAPHIC OMITTED]


          HOW TO SELL SHARES
-------------------------------
          You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
-----------------------------------------------------------------------------------------------------------------
Contact Your          To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
Financial Advisor     other authorized financial representative.
                      -------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
-----------------------------------------------------------------------------------------------------------------
By Letter             You can also sell your shares by writing a "letter of instruction" that includes:
                      o  your account number;
[GRAPHIC OMITTED]     o  the dollar amount or the number of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      -------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley
                      Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at
                      (800) 869-NEWS for determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      -------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      -------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                      -------------------------------------------------------------------------------------------
Systematic            If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
Withdrawal Plan       market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on
[GRAPHIC OMITTED]     a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                      $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                      -------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-----------------------------------------------------------------------------------------------------------------

          Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

          Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

          Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

          Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

          However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
[endsidebar]

          DISTRIBUTIONS
------------------------

          The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."


          Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


          Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]


          TAX CONSEQUENCES
----------------------------
          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

          Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

           o  The Fund makes distributions; and

           o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

          Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

          Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

          Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


          When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 FOR THE YEAR ENDED OCTOBER 31                     1999               1998             1997           1996           1995
----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $   8.60           $   8.59          $  8.39        $  8.33        $  8.89
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                              0.44               0.49             0.44           0.47           0.69
  Net realized and unrealized gain (loss)           (0.09)             (0.05)            0.19           0.04          (0.59)
                                                 --------           --------          -------        -------        --------
 Total income from investment operations             0.35               0.44             0.63           0.51           0.10
----------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                             (0.38)             (0.43)           (0.43)         (0.45)            --
  Paid-in-capital                                   (0.07)                --               --             --          (0.66)
                                                 --------           --------          --------       --------       --------
 Total dividends and distributions                  (0.45)             (0.43)           (0.43)         (0.45)         (0.66)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $   8.50           $   8.60          $  8.59        $  8.39        $  8.33
----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       4.30%              5.13%            7.80%          6.38%          1.61%
----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
 Expenses                                            1.81%(1)           1.69%(1)         1.65%          1.64%          1.59%
----------------------------------------------------------------------------------------------------------------------------
 Net investment income                               5.11%              5.52%            5.18%          5.71%          8.28%
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands         $120,303           $150,441         $212,040       $350,530       $658,307
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               43%                 8%              --             13%            44%
----------------------------------------------------------------------------------------------------------------------------

+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.

NOTES


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20

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS


                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
----------------------------------------------------------------------------------------------------------------------
GROWTH FUNDS              GROWTH FUNDS                              Health Sciences Trust
                          Aggressive Equity Fund                    Information Fund
                          American Opportunities Fund               Natural Resource Development Securities
                          Capital Growth Securities
                          Developing Growth Securities              GLOBAL/INTERNATIONAL FUNDS
                          Growth Fund                               Competitive Edge Fund - "Best Ideas"  Portfolio
                          Market Leader Trust                       European Growth Fund
                          Mid-Cap Equity Trust                      Fund of Funds - International Portfolio
                          Next Generation Trust                     International Fund
                          Small Cap Growth Fund                     International SmallCap Fund
                          Special Value Fund                        Japan Fund
                          21st Century Trend Fund                   Latin American Growth Fund
                                                                    Pacific Growth Fund
                          THEME FUNDS
                          Financial Services Trust
----------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUNDS     Balanced Growth Fund                      Total Market Index Fund
                          Balanced Income Fund                      Total Return Trust
                          Convertible Securities Trust              Value Fund
                          Dividend Growth Securities                Value/Added Market Series/Equity Portfolio
                          Equity Fund
                          Fund of Funds - Domestic Portfolio        THEME FUNDS
                          Income Builder Fund                       Real Estate Fund
                          Mid-Cap Dividend Growth Securities        Utilities Fund
                          S&P 500 Index Fund
                          S&P 500 Select Fund                       GLOBAL FUNDS
                          Strategist Fund                           Global Dividend Growth Securities
                                                                    Global Utilities Fund
----------------------------------------------------------------------------------------------------------------------
INCOME FUNDS              GOVERNMENT INCOME FUNDS                   GLOBAL INCOME FUNDS
                          Federal Securities Trust                  North American Government Income Trust
                          Short-Term U.S. Treasury Trust            World Wide Income Trust
                          U.S. Government Securities Trust
                                                                    TAX-FREE INCOME FUNDS
                          DIVERSIFIED INCOME FUNDS                  California Tax-Free Income Fund
                          Diversified Income Trust                  Hawaii Municipal Trust(FSC)
                                                                    Limited Term Municipal Trust(NL)
                          CORPORATE INCOME FUNDS                    Multi-State Municipal Series Trust(FSC)
                          High Yield Securities                     New York Tax-Free Income Fund
                          Intermediate Income Securities            Tax-Exempt Securities Trust
                          Short-Term Bond Fund(NL)
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS        TAXABLE MONEY MARKET FUNDS                TAX-FREE MONEY MARKET FUNDS
                          Liquid Asset Fund(MM)                     California Tax-Free Daily Income Trust(MM)
                          U.S. Government Money Market Trust(MM)    New York Municipal Money Market Trust(MM)
                                                                    Tax-Free Daily Income Trust(MM)

There may be Funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                             PROSPECTUS - FEBRUARY 8, 2000

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                         www.msdw.com/individual/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202)942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOL:

  NGTVX




(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6572)


MORGAN STANLEY DEAN WITTER


                                                                  NORTH AMERICAN
                                                         GOVERNMENT INCOME TRUST


                               [GRAPHIC OMITTED]





A MUTUAL FUND THAT SEEKS TO EARN A HIGH LEVEL OF CURRENT INCOME WHILE MAINTAINING RELATIVELY LOW VOLATILITY OF PRINCIPAL